UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C. 20549-1004


                           --------------------
                                 FORM 8-K

                              CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report: June 10, 2003


                       FINANCIAL FEDERAL CORPORATION
          (Exact name of Registrant as specified in its charter)



         Nevada                     1-12006                88-0244792
(State of incorporation)    (Commission file number)    (I.R.S. Employer
                                                       Identification No.)



                733 Third Avenue, New York, New York 10017
                 (Address of principal executive offices)
                                (Zip Code)



                              (212) 599-8000
           (Registrant's telephone number, including area code)

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (C)  Exhibits:

        99.1 Press Release of Financial Federal Corporation (the "Registrant") dated June 10, 2003 announcing earnings for the third fiscal quarter ended April 30, 2003 (furnished and not filed herewith solely pursuant to Item 12).


Item 9.  REGULATION FD DISCLOSURE (Information furnished pursuant to Item
         12. Results of Operations and Financial Condition)

     On June 10, 2003, the Registrant reported its results of operations for its third fiscal quarter ended April 30, 2003. A copy of the press release issued by the Registrant reporting these results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

     The information contained herein and in the accompanying exhibit is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" in accordance with interim guidance issued by the Securities and Exchange Commission in Release No. 33-8216. The information contained herein and in the accompanying exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

     In addition to reporting financial results in accordance with generally accepted accounting principles ("GAAP"), the Registrant provides net earnings and diluted earnings per share excluding the $1.1 million after-tax loss on the redemption of the Registrant's convertible debt. These measures are not in accordance with GAAP. The Registrant's management believes that these amounts would be useful to investors in comparing the Registrant's current operating performance to past and future fiscal periods. The excluded loss was a result of the Registrant calling its 4.5% convertible subordinated notes for redemption. The notes were called to eliminate their dilutive effect. This was a one-time, non-recurring event.

                               EXHIBIT INDEX


Exhibit No.   Description of Exhibit
-----------   --------------------------------------------------------------
99.1          Press Release of Financial Federal Corporation (the
              "Registrant") dated June 10, 2003 announcing earnings for the third fiscal quarter ended April 30, 2003 (furnished and not filed herewith solely pursuant to Item 12).

                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   FINANCIAL FEDERAL CORPORATION
                                   -----------------------------
                                   (Registrant)


                                   By:  /s/ Steven F. Groth
                                        ----------------------------------
                                        Senior Vice President and
                                        Chief Financial Officer (Principal
                                        Financial Officer)


June 12, 2003
-------------
(Date)